UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2022

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2777 Orchard Parkway, San Jose, California		95134
(Address of principal executive offices)		(Zip Code)

(408) 514-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.025 per share	CALX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2022, Kevin DeNuccio and J. Daniel Plants, each a member of the Board of Directors of Calix, Inc. (the “Company”), each notified the Company that he is resigning, effective as of May 12, 2022, the day of our 2022 Annual Meeting of Stockholders. Neither Mr. DeNuccio nor Mr. Plants’ resignations were a result of any disagreement with the Company or any matter relating to the Company’s operations, policies, or practices. Further, neither are in the class of directors who are slated for re-election at the 2022 Annual Meeting.

On March 28, 2022, in connection with these resignations, the remaining directors voted unanimously to reduce the size of the Board from 10 to 9 effective immediately following the resignations of Mssrs DeNuccio and Plants on May 12, 2022. A search for a new director will commence promptly. After the Annual Meeting and the appointment of a new directors, the Board of Directors intends to rebalance the three classes so that there will be three directors in each class and will reexamine the membership in and leadership of the board committees in light of these changes to the Board of Directors.

Item 7.01 Regulation FD Disclosure

A copy of the Company’s press release, dated March 30, 2022, announcing the resignations of Kevin DeNuccio and J. Daniel Plants from Company’s the Board of Directors (the “Board”) is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information contained in Item 7.01 and the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 30, 2022, announcing resignations of Kevin DeNuccio and J. Daniel Plants.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 30, 2022	CALIX, INC.

		By:	/s/ Noah D. Mesel
Noah D. Mesel
General Counsel and Corporate Secretary
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